                                                                    EXHIBIT 10.5

                         CONSENT AND AMENDMENT AGREEMENT

                This Consent and Amendment Agreement (this "Agreement"), dated as of February 7, 2003, is by and among ENTEGRIS, INC., a Minnesota corporation (the "Borrower"), the Banks (defined in the Credit Agreement, defined below) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in its separate capacity as administrative agent for the Banks (in such capacity, the "Agent").

                The Borrower, the Banks and the Agent are parties to a Credit Agreement dated as of November 30, 1999 (as amended, supplemented or modified to date, the "Credit Agreement").

                The Borrower has requested the consent of the Agent and the Banks to the Borrower's acquisition (the "Acquisition") of certain assets from Asyst Technologies, Inc., a California corporation (the "Seller"), pursuant to the terms of an Asset Purchase Agreement dated as of February 11, 2003 among Entegris Cayman Ltd., a Cayman Island corporation and wholly-owned subsidiary of the Borrower and the Borrower (collectively, the Borrower and such subsidiary being the "Buyer") and the Seller (the "Purchase Agreement").

                The Agent and the Banks have agreed to provide such consent on the terms and subject to the conditions of this Agreement.

                Accordingly, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                1. Definitions. All capitalized terms used in this Agreement not otherwise specifically defined herein shall have the meanings given to such terms in the Credit Agreement.

                2. Consent. Subject to the conditions set forth in this Agreement, the Agent and the Banks consent to the Acquisition for all purposes of the Credit Agreement and waive any Default or Event of Default which would result therefrom absent such consent. The consent described above is limited to its express terms. Except as expressly set forth above, the consent given in this Section 2 shall not operate as a consent to or waiver of any Default, Event of Default, breach of or other departure from any provision of the Credit Agreement or any other Loan Document, whether existing or future and whether known or unknown.

                3.      Amendment. The Credit Agreement is hereby amended to add
Section 5.11 as set forth below:

                "Section 5.11 Minimum Cash and Cash Equivalents. The Borrower will at all times maintain cash and cash equivalents of not less than $75,000,000, such cash and cash equivalents to at all times be owned solely by the Borrower."

                4. Conditions Precedent. This Agreement shall become effective when the Agent shall have received the following, each in form and content acceptable to the Agent in its sole discretion:

                (a) this Agreement, duly executed on behalf of the Borrower, the Banks and the Agent;

                (b) Copies of the Articles of Incorporation and Bylaws of the Borrower certified by the Secretary or Assistant Secretary of the Borrower as being true and correct copies thereof;

                (c) A certified copy of the resolutions of the board of directors of the Borrower evidencing approval of this Agreement and all matters contemplated hereby;

                (d) A signed copy of a certificate of the Secretary or an Assistant Secretary of the Borrower, which shall certify the names of the officers of the Borrower authorized to sign this Agreement and the documents to be executed by the Borrower in connection therewith, together with the true signatures of such officers.

                (e) A Certificate of good standing of the Borrower, dated not more than thirty (30) days prior to the date hereof;

                (f) the Purchase Agreement, complete with all schedules and exhibits thereto, duly executed on behalf of all parties thereto;

                (g) the Acquisition is completed in accordance with the terms of the Purchase Agreement, for an amount not to exceed the Purchase Price (as defined in the Purchase Agreement);

                (h) the Borrower has executed and returned a commitment letter dated as of even date herewith relating to certain additional financing contemplated among the Agent, the Banks and the Borrower;

                5. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants to the Agent and the Banks as follows:

                (a) The Borrower has all requisite power and authority to execute and deliver this Agreement and to perform all of its obligations under this Agreement and the Credit Agreement as amended hereby and this Agreement has been duly executed and delivered by the Borrower and this Agreement and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their terms.

                (b) The execution, delivery and performance by the Borrower of this Agreement and its performance of the Credit Agreement as amended hereby have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the Articles of Incorporation or Bylaws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

                (c)     All of the representations and warranties contained in
        Article IV of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

                6. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

                7. Costs and Expenses. All out-of-pocket costs and expenses of the Agent (including fees of outside counsel to the Agent) incurred in connection with this Agreement and the matters contemplated hereby will be governed by Section 9.4 of the Credit Agreement and shall be deemed incurred in connection with the negotiation of amendments to the Loan Documents.

                8. References; Effect. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended by this Agreement; and any and all references in any of the other Loan Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Agreement. Except as otherwise amended by this Agreement, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms.

                9. Governing Law. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Minnesota.

                            [Signature Page Follows]

                IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                          ENTEGRIS, INC.


                                          By           /s/  John Villas
                                             -----------------------------------
                                               Its    Chief Financial Officer
                                                   -----------------------------


                                          By       /s/  James E. Dauwalter
                                             -----------------------------------
                                               Its    Chief Executive Officer
                                                   -----------------------------


                                          WELLS FARGO BANK, NATIONAL
                                          ASSOCIATION, as a Bank and as Agent


                                          By      /s/  Richard G. Trembley
                                             -----------------------------------
                                               Its        Vice President
                                                   -----------------------------


                                          HARRIS TRUST AND SAVINGS BANK,
                                          as a Bank


                                          By       /s/ Michael M. Fordney
                                             -----------------------------------
                                               Its         Vice President
                                                   -----------------------------

               [Signature Page to Consent and Amendment Agreement]